SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
Village Super Market, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of
VILLAGE SUPER MARKET, INC.
To Be Held On:
December 17, 2010 at 10:00 a.m.
733 Mountain Avenue, Springfield, New Jersey 07081

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 11/30/10.
Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=12706, where the following materials are available for view:
•	Notice of Annual Meeting of Stockholders

•	Proxy Statement

•	Form of Electronic Proxy Card

•	Annual Report

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1. Election of Directors for the Company’s Board of Directors listed below:	2. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for fiscal 2011.
NOMINEES:
James Sumas Robert Sumas William Sumas John P. Sumas Kevin Begley Nicholas Sumas John J. Sumas Steven Crystal David C. Judge Peter R. Lavoy Stephen F. Rooney	3. To approve the Village Super Market, Inc. 2010 Stock Plan.

      To transact any other business which may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is October 15, 2010. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF SHAREHOLDERS OF
VILLAGE SUPER MARKET, INC.
December 17, 2010

PROXY VOTING INSTRUCTIONS

INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON — You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=12706

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Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

■ 21130300000000000000 3	121710

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

1. Election of Directors for the Company’s Board of Directors listed below:				FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O James Sumas O Robert Sumas O William Sumas O John P. Sumas O Kevin Begley O Nicholas Sumas O John J. Sumas O Steven Crystal O David C. Judge O Peter R. Lavoy O Stephen F. Rooney		2. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for fiscal 2011.	☐	☐	☐
			3. To approve the Village Super Market, Inc. 2010 Stock Plan.	☐	☐	☐

     To transact any other business which may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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